SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2007

CuraGen Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-23223	06-1331400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main Street

Branford, Connecticut 06405

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 481-1104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2006 Bonuses, Restricted Stock Awards and Stock Option Grants for Executive Officers

On January 24, 2007, the Board of Directors of CuraGen Corporation, a Delaware Corporation (the “Company”), pursuant to the Company’s Executive Incentive Plan (the “EIP”) approved performance-based bonuses and restricted stock awards in the following amounts to the executive officers of the Company. In addition, on January 24, 2007, the Board of Directors of 454 Life Sciences Corporation, the Company’s majority owned subsidiary (“454”), pursuant to the Company’s Executive Incentive Plan (the “EIP”), approved a performance-based bonus and stock option award, in the following amount, to the executive officer of 454. These awards are attributable to performance during fiscal year 2006:

Executive Officers CuraGen Corporation	2006 Performance-Based Bonus	Shares of Restricted Common Stock Under 2006 Performance-Based Restricted Stock Award
Frank M. Armstrong President & CEO	$284,200	129,120

Paul M. Finigan SVP & General Counsel	$46,200	26,250

Timothy M. Shannon EVP & Chief Medical Officer	$128,540	41,740

Elizabeth A. Whayland SVP of Finance & Corporate Secretary	$69,630	19,790

David M. Wurzer EVP & Chief Financial Officer	$118,650	38,530

Executive Officer 454 Life Sciences Corporation (Subsidiary)	2006 Performance-Based Bonus	Shares of 454 Common Stock Underlying 2006 Performance-Based Stock Option Grant
Christopher K. McLeod President & CEO, 454 Life Sciences	$160,550	200,000

The issuances of shares of restricted common stock to the Company’s executive officers set forth above (the “Time-Based Grants”) were made under the Company’s Amended and Restated 1997 Employee, Director and Consultant Stock Plan (the “1997 Plan”). The shares of common stock subject to the Time-Based Grants vest and become free from forfeiture in two equal installments on each of the first and second anniversaries following the date of issuance.

The Non-Qualified stock option grant to Mr. McLeod set forth above was made under the 454 Life Sciences Corporation 2006 Equity Incentive Plan, under the following terms: (i) an exercise price equal to the fair market value of 454’s common stock on the date of grant, which was January 24, 2007, or $4.00 per share, and (ii) vesting 25% on the first anniversary of date of grant and in equal vests each quarter end after the first anniversary through the fourth anniversary of date of grant, subject to Mr. McLeod’s continued service at 454. In addition, unless earlier terminated, such options will terminate on the earlier of ten years from the date of grant or three months after Mr. McLeod ceases to serve an employee of 454.

2007 Targets for Non-Equity and Equity Incentives for Executive Officers

In addition, on January 24, 2007, the Compensation Committee of the Company’s Board of Directors (the “Committee”) established the Company’s strategic corporate goals for fiscal year 2007 for payment of short-term incentives and grant or award of long-term incentives to the executive officers of the Company and 454 under the EIP. The EIP is designed to motivate, reward, and retain executives by aligning compensation with the achievement of strategic corporate goals as well as individual performance objectives. The Committee’s judgments regarding the appropriate form and level of compensation are ultimately based upon the Committee’s assessment of the performance of its executives, the increasingly competitive demand for superior executive talent, the Company’s overall performance, and future objectives and challenges. Although the Committee does not solely rely upon a formula, key corporate performance factors for 2007 include, among other things:

•	Continued advancement of the Company’s oncology pipeline;

•	Financial performance of the Company;

•	Strategic initiatives; and

•	454 technology, strategy and sales.

The Company’s Board of Directors and the Committee reserve the right to modify these key corporate performance factors and criteria at any time or to award short- and/or long-term incentives to the executive officers even if certain performance goals are not met.

The bonus targets for the payment of short-term incentives and the equity targets for the grant or award of long-term incentives to the executive officers of the Company and 454 are set forth below:

Executive Officer CuraGen Corporation	2007 Bonus Target (% of Base Salary)	2007 Equity Target (% of Base Salary)
Frank M. Armstrong President & CEO	50%	200%

Paul M. Finigan SVP & General Counsel	30%	75%

Timothy M. Shannon EVP & Chief Medical Officer	35%	100%

Elizabeth A. Whayland SVP of Finance & Corporate Secretary	30%	75%

David M. Wurzer EVP & Chief Financial Officer	35%	100%

Executive Officer 454 Life Sciences Corporation (Subsidiary)	2007 Bonus Target (% of Base Salary)	2007 Equity Target (% of Base Salary
Christopher K. McLeod President & CEO, 454 Life Sciences	50%	100%

The target bonus and equity opportunities can be exceeded by up to two times the target for exceptional performance. For example, an executive with a target bonus of 35% who has outstanding performance can receive a bonus of as much as 70% of base salary.

The Company’s form of Restricted Stock Agreement and Executive Incentive Plan were filed as Exhibit 99.6 and Exhibit 99.1, respectively, to the Company’s Current Report on Form 8-K filed on February 7, 2005, and are incorporated herein by reference. 454’s Nonstatutory Stock Option Agreement was filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on May 24, 2006, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Form of Restricted Stock Agreement (filed as Exhibit 99.6 to the Company’s Current Report on Form 8-K filed on February 7, 2005, Commission File No. 000-23223) is incorporated herein by reference.

99.2	Executive Incentive Plan (filed as Exhibit 99.1 to Company’s Current Report on Form 8-K filed on February 7, 2005, Commission File No. 000-23223) is incorporated herein by reference.

99.3	The 454 Life Sciences Corporation Form of Nonstatutory Stock Option Agreement (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on May 24, 2006, Commission File No. 000-23223) is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION

(Registrant)

Date: January 30, 2007

By:  /s/  David M. Wurzer

        Name: David M. Wurzer

        Title: Executive Vice President and

                  Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Restricted Stock Agreement (filed as Exhibit 99.6 to the Company’s Current Report on Form 8-K filed on February 7, 2005, Commission File No. 000-23223) is incorporated herein by reference.

99.2	Executive Incentive Plan (filed as Exhibit 99.1 to Company’s Current Report on Form 8-K filed on February 7, 2005, Commission File No. 000-23223) is incorporated herein by reference.

99.3	The 454 Life Sciences Corporation Form of Nonstatutory Stock Option Agreement (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on May 24, 2006, Commission File No. 000-23223) is incorporated herein by reference.